SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

LSB BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS OF
LSB BANCSHARES, INC.
One LSB Plaza
Lexington, North Carolina 27292

To the Shareholders of LSB Bancshares, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of LSB Bancshares, Inc. (“Bancshares”), called under authority of Article 2, Section 2, of the Bylaws of Bancshares, will be held at Bancshares’ headquarters, located at One LSB Plaza, 5th Floor, Lexington, North Carolina, 27292, on Wednesday, April 16, 2003 at 10:00 a.m. Shareholders of record at the close of business on March 3, 2003 are entitled to notice of and to vote at the meeting and any adjournment thereof. Following the Annual Meeting, shareholders of record are cordially invited to a luncheon at the J. Smith Young YMCA, located at 119 West Third Avenue, Lexington, North Carolina 27292, at 12:30 p.m.

     The purposes of the meeting are to consider and act upon the following proposals:

•	To elect five members of the Board of Directors;

•	To ratify the appointment of Turlington and Company, L.L.P., to conduct the independent audit for 2003; and

•	To consider such other business as may properly come before the meeting.

     We urge you to attend this meeting. It is extremely important that your shares be represented regardless of the number you own. Whether or not you expect to be present at the meeting, please sign and return your proxy to Bancshares in the enclosed envelope at your earliest convenience. Unless you indicate to the contrary, your proxy will be cast for the nominees for director named in the accompanying Proxy Statement and for the ratification of the appointment of Turlington and Company, L.L.P. to conduct the independent audit for 2003, each as described in more detail in the accompanying Proxy Statement. In the event that you attend the meeting in person, you may revoke your proxy and vote your shares in person.

     This 18th day of March, 2003.

Yours very truly,

Robert F. Lowe Chairman, President and Chief Executive Officer

LSB BANCSHARES, INC.
One LSB Plaza
Lexington, North Carolina 27292

PROXY STATEMENT

     The accompanying proxy is solicited by and on behalf of the Board of Directors of LSB Bancshares, Inc. (“Bancshares”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, April 16, 2003 at 10:00 a.m. at Bancshares’ headquarters, located at One LSB Plaza, 5th Floor, Lexington, North Carolina, 27292, and at any adjournment thereof. Following the Annual Meeting, shareholders of record are cordially invited to a luncheon at the J. Smith Young YMCA, located at 119 West Third Avenue, Lexington, North Carolina 27292, at 12:30 p.m. The entire cost of this proxy solicitation will be borne by Bancshares. In addition, personal solicitation may be conducted by directors, officers and employees of Bancshares and its subsidiary, Lexington State Bank (the “Bank”). This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about March 18, 2003.

     The shares of Bancshares common stock (the “Common Stock”) represented by the accompanying proxy card will be voted at the meeting if the proxy card is properly signed, dated and received by Bancshares prior to the time of the meeting. Where a choice is specified on the proxy card as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. If no choice is specified, the proxy will be voted for the nominees for director named herein and for the ratification of the appointment of Turlington and Company, L.L.P. to conduct the independent audit for 2003. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by delivering a written revocation or an executed proxy bearing a later date to the Secretary of Bancshares or by attending and voting in person at the meeting. If a shareholder is a participant in the Dividend Reinvestment Stock Purchase Plan, the proxy represents the number of shares of Common Stock in the shareholder’s dividend reinvestment account as well as shares held of record directly by the shareholder.

VOTING PROCEDURES

     Shareholders of record at the close of business on March 3, 2003 will be entitled to vote at the Annual Meeting. At the close of business on March 3, 2003, there were 8,472,518 shares of Common Stock outstanding and entitled to vote. There is no other class of voting stock outstanding. On all matters properly brought before the meeting, shareholders are entitled to one vote for each share held.

     The holders of a majority of the total shares of Common Stock outstanding on the record date, whether present at the Annual Meeting in person or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed Proxy will be counted for the purposes of determining the presence of a quorum at the meeting, whether or not the shareholder abstains on all or any matter to be acted on at the meeting. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but not for purposes of determining the voting power present with respect to proposals in respect of which brokers do not have discretion (non-discretionary proposals).

     The laws of North Carolina, under which Bancshares is incorporated, provide that, in connection with the election of directors, the persons receiving a plurality of the votes cast will be elected as directors. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. The proposal to ratify the appointment of Turlington and Company, L.L.P. to conduct the independent audit of Bancshares for 2003 will be approved if the number of votes cast “for” such proposal exceeds the number of votes cast “against” such proposal. Abstentions and broker non-votes that are not voted on a particular proposal will not be counted as votes for or against such proposals.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Bylaws of Bancshares provide for a classified Board of Directors consisting of not less than nine and not more than 24 directors, the number to be determined by resolution of a majority of the Board of Directors or by resolution of the shareholders at any meeting thereof. The Board of Directors has set the number of directors at 14. The persons recommended by the Corporate Governance and Nominating Committee and nominated by the Board of Directors to serve as directors for a three-year term expiring at the 2006 Annual Meeting, as set forth below, were first elected as directors at the 2000 Annual Meeting.

     The persons named as proxies in the accompanying proxy card intend to vote in favor of the nominees named below. Such nominees have consented to serve as directors of Bancshares if elected. If, at the time of the meeting, any of such nominees are unable or unwilling to serve, the discretionary authority provided in the accompanying proxy card will be exercised to vote for such other person or persons for the office of director as may be nominated by the Board of Directors. Proxies cannot be voted for a greater number of nominees than the number named in this Proxy Statement.

     Additional information about each of the nominees and the continuing directors is provided below. The number of years of service on the Board of Directors indicated in the following table includes service on the Board of Directors of the Bank prior to the incorporation of Bancshares.

The Board of Directors recommends a vote FOR all nominees for election as a
Director to serve until the 2006 Annual Meeting

NOMINEES FOR ELECTION AS A DIRECTOR
TO SERVE UNTIL THE 2006 ANNUAL MEETING

		PRINCIPAL OCCUPATION FOR
NAME AND AGE	DIRECTOR SINCE	PAST FIVE YEARS

Sue H. Hunter (67)	1999	President and co-owner, Thomasville Emporium; Vice President, Side Street Café; Member, City Council, Thomasville

Robert F. Lowe (60)	1983	Chairman, President and CEO, LSB Bancshares, Inc.; Chairman and CEO, Lexington State Bank; Chairman, President and CEO, Peoples Finance Company of Lexington, Inc., a subsidiary of the Bank; President and Director, LSB Investment Services, Inc., a subsidiary of the Bank

Roberts E. Timberlake (66)	1979	Artist/Designer; Chairman, President and CEO, Bob Timberlake, Inc.

Lloyd G. Walter, Jr. (68)	1997	Architect; sole proprietor d/b/a LGW Consulting; former CEO and Principal, Walter, Robbs, Callahan & Pierce Architects, P.C.

Julius S. Young, Jr. (55)	1988	President, Jay Young Management, Inc. (asset management)

INCUMBENT DIRECTORS
SERVING UNTIL THE 2004 ANNUAL MEETING

		PRINCIPAL OCCUPATION FOR
NAME AND AGE	DIRECTOR SINCE	PAST FIVE YEARS

Michael S. Albert (48)	1995	President, CEO and Director, Billings Freight Systems, Inc.; Treasurer, Cargo Carriers, Inc.; Vice President, Metro Motor Express, Inc.

Peggy B. Barnhardt (69)	1995	Retired former Deputy Superintendent, Davidson County Schools

Walter A. Hill, Sr. (63)	1983	President, Hill Oil Company, Inc.; Vice President and Secretary, NorthCo, Inc. (construction development)

Robert B. Smith, Jr. (64)	1969	Attorney, Smith and Gamblin PLLC

INCUMBENT DIRECTORS
SERVING UNTIL THE 2005 ANNUAL MEETING

		PRINCIPAL OCCUPATION FOR
NAME AND AGE	DIRECTOR SINCE	PAST FIVE YEARS

Leonard H. Beck (67)	1995	Retired former President, Green Printing Company

Marvin D. Gentry (67)	1997	Retired former President and CEO, The New Fortis Corporation, a wholly-owned subsidiary of K. Hovnanian Enterprises

Samuel R. Harris, M.D. (61)	1990	Physician, The Women’s Center of Lexington

David A. Smith (65)	1990	Owner and Manager, Red Acres Dairy Farm

Burr W. Sullivan (56)	1987	President, Dorsett Printing and Lithograph Corporation

MANAGEMENT’S OWNERSHIP OF COMMON STOCK

     The following table sets forth information concerning the beneficial ownership of Common Stock by each director, nominee for director and each executive officer named under the heading “Executive Compensation” herein, and by all directors and executive officers as a group as of March 3, 2003. Management is aware of no person who beneficially owns more than five percent of the outstanding shares of Common Stock. According to rules promulgated by the Securities and Exchange Commission (the “SEC”), a person is the “beneficial owner” of securities if he or she has or shares the power to vote them or to direct their investment, or has the right to acquire ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise.

AMOUNT AND NATURE OF
BENEFICIAL OWNERSHIP OF COMMON STOCK

				Shared Voting		% of Total
		Shares Beneficially		and Investment	Total	Outstanding
	Sole Shares	Owned and Held in		Power Shares	Shares	Voting
	Beneficially	Trust Under the	60 day	Beneficially	Beneficially	Shares of
Name of Beneficial Owner	Owned	Deferred Plan	Options(1)	Owned	Owned	Bancshares

Michael S. Albert	2,697	3,944	3,125	8,295	18,061	0.21%

Peggy B. Barnhardt	3,255	1,857	3,125	0	8,237	0.10%

Leonard H. Beck	9,475	0	3,125	0	12,600	0.15%

Marvin D. Gentry	8,202	2,782	3,125	11,266	25,375	0.30%

Samuel R. Harris	3,329	6,000	3,125	0	12,454	0.15%

Walter A. Hill, Sr.	12,009	7,563	3,125	11,341	34,038	0.40%

Sue H. Hunter	396	2,248	2,500	560	5,704	0.07%

Robert F. Lowe	41,100	5,818	103,590	40,503	191,011	2.25%

David A. Smith	15,838	4,255	3,125	0	23,218	0.27%

Robert B. Smith, Jr.	20,184	7,563	3,125	0	30,872	0.36%

Burr W. Sullivan	5,251	5,818	3,125	3,996	18,190	0.21%

Roberts E. Timberlake	10,275	5,818	3,125	22,162 (2)	41,380	0.49%

Lloyd G. Walter, Jr.	7,741	2,782	3,125	0	13,648	0.16%

Julius S. Young, Jr.	33,692	7,010	3,125	0	43,827	0.52%

H. Franklin Sherron, Jr.	24,164	0	45,936	15,920	86,020	1.02%

Monty J. Oliver	21,443	0	43,436	78	64,957	0.77%

All directors and executive officers as a group (16 persons)	219,051	63,458	232,962	114,121 (2)	629,592	7.43%

(1)	“60 Day Options” means shares underlying options exercisable within 60 days of the record date.

(2)	Includes: (a) 8,393 shares held by the Bank as trustee of certain trusts for the benefit of Mr. Timberlake’s wife, over which Mr. Timberlake shares investment power but has no voting power and (b) 11,545 shares held in trusts for Mr. Timberlake’s benefit, over which Mr. Timberlake shares investment power with the Bank as trustee and over which the Bank has exclusive voting power.

CORPORATE GOVERNANCE

     The Board of Directors of Bancshares has standing Executive, Stock Option and Compensation, Audit and Corporate Governance and Nominating Committees. There are no other Committees of the Board of Directors of Bancshares.

     The Executive Committee of Bancshares reviews various strategic matters and submits proposals and recommendations to Bancshares’ Board of Directors. The Executive Committee is also empowered to act for Bancshares’ Board of Directors on strategic matters. The Executive Committee is comprised of Messrs. Robert F. Lowe, Chairman, Michael S. Albert, David A. Smith, Robert B. Smith, Jr., Burr W. Sullivan and Julius S. Young, Jr. The Executive Committee did not meet during 2002.

     The Stock Option and Compensation Committee administers the 1986 Employee Incentive Stock Option Plan, the 1996 Omnibus Stock Incentive Plan, the Annual Incentive Plan (the “Incentive Plan”) and the Old North State Bank 1990 Incentive Stock Option Plan and the Piedmont Bancshares Corporation Stock Option Plan, both of which were assumed by Bancshares in connection with its acquisition of Old North State Bank. The Stock Option and Compensation Committee selects employees for participation in such plans and determines the timing, pricing and amount of stock options granted and the amount of incentive compensation earned pursuant to the plans within the terms of the plans. The Stock Option and Compensation Committee is also responsible for administering the 1994 Director Stock Option Plan and the LSB Bancshares, Inc. Amended and Restated Deferred Compensation Plan for Directors. The Stock Option and Compensation Committee is comprised of Messrs., Robert B. Smith, Jr., Chairman, Michael S. Albert, Burr W. Sullivan, Lloyd G. Walter, Jr. and Julius S. Young, Jr. The Stock Option and Compensation Committee met five times during 2002.

     The Audit Committee is appointed by the Board of Directors to assist in monitoring (i) the integrity of the financial statements of Bancshares, (ii) the independent auditor’s qualifications and independence, (iii) the performance of Bancshares’ internal audit function and independent auditors and (iv) the compliance by Bancshares with legal and regulatory requirements. As of the beginning of calendar year 2002, Bancshares’ Audit Committee was comprised of Messrs. Burr W. Sullivan, Chairman, Michael S. Albert, Vice Chairman, Marvin D. Gentry, Walter A. Hill, Sr., Robert B. Smith, Jr., and Julius S. Young, Jr. Effective November 12, 2002, Burr W. Sullivan resigned from the Audit Committee and was appointed Chairman of the Corporate Governance and Nominating Committee and Michael S. Albert was appointed Chairman. Bancshares’ Audit Committee met five times during 2002. On November 12, 2002, the Board of Directors and Audit Committee adopted a new written charter for the Audit Committee, a copy of which is included in this Proxy Statement as Appendix I. Each of the members of the Audit Committee meets the independence and experience requirements of the Nasdaq Stock Market, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC.

     On November 12, 2002, the Board of Directors unanimously agreed to appoint a Corporate Governance and Nominating Committee of the Board. The following directors were appointed to the Committee: Mr. Burr W. Sullivan, Chairman, Mrs. Peggy B. Barnhardt, Mr. Marvin D. Gentry, Mrs. Sue H. Hunter, Mr. David A. Smith and Mr. Lloyd G. Walter, Jr. Each member of the Committee is a non-management director. The Committee held its organizational meeting on January 21, 2003 for the purpose of discussing, among other things, the composition, purpose and responsibilities of the Committee. At its organizational meeting, the Committee concluded that its responsibilities would include recommending to the full Board of Directors nominees for election to the Board. The Committee agreed that, during 2003, additional duties and responsibilities would be discussed and finalized and a charter for the Committee would be adopted and submitted to the full Board for approval.

     The Board of Directors of the Bank has a standing Executive Committee. The Executive Committee of the Bank reviews various strategic matters and submits proposals and recommendations to the Bank’s Board of Directors. The Executive Committee is also empowered to act for the Bank’s Board of Directors on strategic matters. The Bank’s Executive Committee is comprised of Messrs. Robert F. Lowe, Chairman, Michael S. Albert, David A. Smith, Robert B. Smith, Jr., Burr W. Sullivan and Julius S. Young, Jr. The Bank’s Executive Committee met 26 times in 2002.

     During 2002, the Board of Directors of Bancshares met 12 times and the Board of Directors of the Bank met 12 times. All directors attended at least 75 percent of the aggregate of the total number of meetings of the Board of Directors of both Bancshares and the Bank (held during the period for which each person was a director) and the total number of meetings held by all committees of the Boards on which such directors served throughout 2002.

     Shareholders entitled to vote in the election of directors may nominate candidates for consideration by the Board of Directors of Bancshares. Pursuant to the Bylaws of Bancshares, notice of nominations made by shareholders with respect to the 2004 Annual Meeting must be received in writing by the Secretary of Bancshares no earlier than January 3, 2004 and no later than January 28, 2004 and must set forth (i) the name, age, business address and, if known, residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the nominee’s qualifications to serve as a director, (iv) the number of shares of Common Stock beneficially owned by the nominee, (v) a representation that the nominee has consented to his name being placed in nomination, (vi) the name and record address of the shareholder making the nomination, (vii) the number of shares of Common Stock owned of record and beneficially by such shareholder, and (viii) any material interest of such shareholder in the proposed nomination.

EXECUTIVE COMPENSATION

     The following table sets forth the total compensation awarded, paid to or earned by the executive officers of Bancshares during each of the years ended December 31, 2002, December 31, 2001 and December 31, 2000:

SUMMARY COMPENSATION TABLE

		Annual		Long-Term
		Compensation		Compensation Awards

Name and				Securities	All Other
Principal Position	Year	Salary	Bonus	Underlying Options	Compensation(1)

Robert F. Lowe	2002	$277,000	$104,564	10,000	$193,332
President and CEO	2001	265,000	15,841	10,000	156,031
	2000	250,000	0	10,000	109,061

H. Franklin Sherron, Jr.	2002	165,000	61,506	5,000	20,523
Vice President	2001	155,000	9,318	5,000	16,218
	2000	142,000	8,793	5,000	14,256

Monty J. Oliver	2002	170,000	43,658	5,000	45,600
Secretary and Treasurer	2001	162,000	11,627	5,000	65,123
	2000	150,000	9,148	5,000	49,355

(1)	Compensation set forth in this column represents (i) amounts contributed by the Bank for the account of the executive officers under the Lexington State Bank Employees’ Savings Plus Plan for each of 2002, 2001 and 2000 as follows: Mr. Lowe, $5,500, $5,249 and $5,100; Mr. Sherron, $5,230, $4,913 and $5,250; and Mr. Oliver, $5,449, $5,134 and $5,093; and (ii) life insurance premiums paid by Bancshares for each of 2002, 2001 and 2000 as follows: Mr. Lowe, $187,832, $150,782 and $103,961; Mr. Sherron, $15,293, $11,305 and $9,006; and Mr. Oliver, $40,151, $59,989 and $44,262.

     The following table sets forth certain information regarding the stock options granted to the executive officers of Bancshares in 2002. Bancshares has no outstanding stock appreciation rights (“SARs”) and granted no SARs during 2002. In addition, in accordance with the rules of the SEC, the table sets forth the hypothetical gains or “option spreads” that would exist for the respective options based on assumed rates of annually compounded Common Stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

OPTION GRANTS IN LAST FISCAL YEAR(1)

	Individual Grants

	Number of	Percent of			Potential Realizable
	Securities	Total Options			Value at Assumed Annual
	Underlying	Granted to	Exercise or		Rates of Stock Price
	Options	Employees in	Base Price	Expiration	Appreciation for
Name	Granted	Fiscal Year	Per Share	Date(1)	Option Term(2)

					5%	10%

Robert F. Lowe	10,000	12.1%	$17.24	5/30/12	$108,421	$274,761
H. Franklin Sherron, Jr.	5,000	6.0	17.24	5/30/12	54,210	137,380
Monty J. Oliver	5,000	6.0	17.24	5/30/12	54,210	137,380

(1)	Options become exercisable in installments of 20% on each anniversary date following the date of grant, and thereafter may be exercised in whole or in part at any time prior to the expiration date.

(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on the fair market value per share on the date of grant and assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are mandated by the rules of the Securities and Exchange Commission and are not intended to forecast future appreciation of our stock price. The potential realizable value computation is net of the applicable exercise price, but does not take into account federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock. Actual gains, if any, are dependent upon the timing of such exercise and the future performance of our Common Stock. There can be no assurance that the rates of appreciation in this table can be achieved. This table does not take into account any appreciation in the price of our Common Stock to date.

     The following table sets forth certain information regarding stock options exercised during 2002 by the executive officers of Bancshares, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares of Common Stock subject to exercisable and unexercisable stock options as of December 31, 2002. The table also sets forth the values for “in-the-money” options based on the positive spread between the exercise price of such stock options and the closing sale price of a share of Bancshares Common Stock on the Nasdaq National Market on December 31, 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

	Shares		Number of Securities		Value of Unexercised
	Acquired on	Value	Underlying Unexercised		In-the-Money Options at
Name	Exercise	Realized(1)	Options at Fiscal Year-End		Fiscal Year-End(2)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Robert F. Lowe	19,531	170,544	103,590	30,000	346,545	28,022
H. Franklin Sherron, Jr.	7,812	70,323	45,936	15,000	144,854	14,011
Monty J. Oliver	1,562	14,061	43,436	15,000	136,354	14,011

(1)	Amounts disclosed in this column do not reflect amounts actually received by the Executive Officers but are calculated based on the difference between the fair market value on the date of exercise of the options and the exercise price of the options. The Executive Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of our Common Stock at the time of such sale, federal and state income taxes and other expenses of option exercises and sales of stock.

(2)	Based on the fair market value of our Common Stock as of December 31, 2002 of $16.20 per share as reported on the Nasdaq National Market, less the exercise price payable upon exercise of such options.

PENSION PLAN

     The following table shows estimated annual benefits payable upon retirement at age 65 to participants under the Bank’s Employees’ Pension Plan (the “Pension Plan”). The Pension Plan is a non-contributory, defined benefit plan that covers all employees who work at least 1,000 hours annually, are at least 21 years old and have completed one year of service.

ESTIMATED YEARS OF CREDITED SERVICE
ANNUAL BENEFIT PAYABLE ON RETIREMENT(1)

	Years of Service
Final Average
Compensation	15	20	25	30	35

50,000	7,800	10,400	13,000	15,600	18,200
75,000	13,600	18,100	22,700	27,200	31,700
100,000	19,400	25,900	32,300	38,800	45,300
125,000	25,200	33,600	42,000	50,400	58,800
150,000	31,000	41,400	51,700	62,100	72,400
175,000	36,800	49,100	61,400	73,700	86,000
200,000 and over	42,700	56,900	71,100	85,300	99,500

(1)	Some of the amounts shown exceed the limits imposed by federal law for qualified plans.

     Benefits payable as shown in the table above are computed on a straight-life annuity basis. Monthly benefits under the Pension Plan are equal to the sum of (a) 0.9% of final average monthly compensation multiplied by the years of credited service not to exceed 40 years, and (b) 0.65% of final average monthly compensation in excess of the social security compensation amount multiplied by the years of credited service not to exceed 35 years. Such amounts are not subject to deduction for social security benefits or other amounts received by participants. Final average compensation is the average of the five highest consecutive calendar years of compensation paid during the ten calendar years preceding retirement. The compensation covered by the Pension Plan consists of total compensation, excluding reimbursement of expenses. Salary, Bonus and All Other Compensation as listed in the Summary Compensation Table above for Messrs. Lowe, Sherron and Oliver are included in total compensation to determine their level of benefits under the Pension Plan. Years of credited service for Messrs. Lowe, Sherron and Oliver are as follows: Mr. Lowe (32); Mr. Sherron (12); and Mr. Oliver (24).

     A participant’s accrued benefit under the Pension Plan is fully vested and non-forfeitable upon the earlier of (a) reaching age 65, (b) completing five years of service or (c) death, disability or retirement. Benefits are also provided for early retirement and deferred retirement. Benefits can be paid in a lump sum only if the distribution is $10,000 or less. Distributions over $10,000 must be paid in monthly payments.

STOCK PERFORMANCE GRAPH

     The following graph and table compare, for the five-year period ended December 31, 2002, the cumulative return to shareholders of Bancshares with the Standard & Poor’s 500 Stock Index and an index consisting of 500 major regional banks, assuming investment of $100 at the beginning of the period and the reinvestment of dividends.

Total Return to Shareholders

Years Ending

Total Return to Shareholder
(Dividends Reinvested)

	ANNUAL RETURN PERCENTAGE
	Years Ending

Company/Index	Dec 1998	Dec 1999	Dec 2000	Dec 2001	Dec 2002

LSB BANCSHARES, INC./NC	-5.42	-15.59	-26.07	20.61	30.60
S&P 500 INDEX	28.58	21.04	-9.10	-11.89	-22.10
BANKS (MAJOR REGIONAL)-500	6.04	-13.80	19.06	0.02	-1.03

	Base	INDEXED RETURNS
	Period	Years Ending

Company/Index	Dec 97	Dec 98	Dec 99	Dec 00	Dec 01	Dec 02

LSB BANCSHARES, INC./NC	100	94.58	79.84	59.02	71.18	92.96
S&P 500 INDEX	100	128.58	155.63	141.46	124.65	97.10
BANKS (MAJOR REGIONAL)-500	100	106.04	91.41	108.83	108.85	107.74

     The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), except to the extent that Bancshares specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION OF DIRECTORS

     Prior to July 1, 2002, each member of the Board of Directors of Bancshares received a fee of $300 for each Board meeting, plus a retainer for services of $1,000 per quarter. Both fees were paid to each director in shares of Common Stock of Bancshares at the shares’ then-current fair market value and in accordance with Bancshares’ Deferred Compensation Plan for Directors (the “Deferred Plan”). Effective July 1, 2002, each member of the Board of Directors of Bancshares receives a fee of $600 for each Board meeting, plus a retainer for services of $1,250 per quarter (collectively, the “Compensation”). $300 of the Compensation is paid in cash with the balance being paid to each director in shares of Common Stock of Bancshares at the shares’ then-current fair market value and in accordance with the Deferred Plan.

     Under the Deferred Plan, prior to the beginning of each calendar year, each director may elect to (i) receive his or her Compensation for the following year currently, or (ii) defer his or her Compensation until the following year or until he or she retires, dies while still a director, becomes permanently disabled or otherwise discontinues service as a director. Each director’s interest in the Deferred Plan is nonassignable, although each director may name a beneficiary to receive his or her deferred compensation in the event of the director’s death.

     In addition, each non-management director receives a fee of $250 in cash for each committee meeting of Bancshares and the Bank that he or she attends. This fee is paid on the date such committee meeting is held.

     Bancshares also grants each non-management director a five-year option to purchase 625 shares of Common Stock. The exercise price of each option is the fair market value of the Common Stock on the date of grant. The option is granted on the date of Bancshares’ annual shareholders’ meeting.

     The Board believes that the Deferred Plan provides an opportunity to strengthen the alignment of shareholders’ and directors’ interests. The Deferred Plan also offers Bancshares a means to provide for the financial security of its directors so that their services may be retained. The Board also believes that receiving shares of Bancshares’ Common Stock as compensation will be recognized by shareholders as a commitment to maximize long-term shareholder value. The Stock Option and Compensation Committee will continue to study and evaluate on an ongoing basis the amount and type of compensation paid to directors in order to maximize the alignment of the long-term interests of Bancshares’ shareholders with those of the directors.

THE STOCK OPTION AND COMPENSATION COMMITTEE REPORT

     The following report of the Stock Option and Compensation Committee of the Board of Directors of Bancshares provides information with respect to the compensation paid to Bancshares’ Chief Executive Officer, Robert F. Lowe, and to its other executive officers, Messrs. Sherron and Oliver.

     Bancshares’ executive compensation program is administered by the Stock Option and Compensation Committee (the “Committee”) of the Board of Directors of Bancshares. The Committee is comprised of the individuals listed at the end of this report, each of whom is a non-employee director of Bancshares and the Bank. Bancshares’ compensation program for executive officers consists of the following elements: annual salary; performance-based cash awards under the Annual Incentive Plan (the “Incentive Plan”); annual grants of options under the 1996 Omnibus Stock Incentive Plan (the “1996 Plan”); annual matching contributions under the Lexington State Bank Employees’ Savings Plus Plan (the “Bank Savings Plan”); and Employment Continuity Agreements. The Committee grants stock options under the 1996 Plan to the executive officers. Under the Incentive Plan, the Committee recommends to the Bank’s Board of Directors the related incentive compensation amounts for executive officers. The Committee recommends to the Bank’s Board of Directors the salary levels for executive officers, and the Bank’s Board of Directors determines matching contributions under the Bank Savings Plan.

     Bancshares’ executive compensation program is designed to enable Bancshares to attract, retain and reward qualified executive officers. The Committee intends to keep compensation levels competitive with a representative sample of the Bank’s peer groups. The Committee’s strategy is to maintain a structure within the executive compensation program that strengthens the link between executive compensation, Bancshares’ performance, individual performances of the executive officers and shareholder interests. In accordance with this strategy, in February 1996, Bancshares’ Board of Directors adopted the Incentive Plan. Under the Incentive Plan, executive officers recommended by the Committee and approved by the Bank’s Board of Directors can earn incentive compensation if Bancshares achieves the operating performance objectives approved by Bancshares’ Board of Directors, and the executive officers achieve individual performance objectives. The Committee believes that the Incentive Plan motivates Bancshares executive officers to achieve Bancshares’ business goals and objectives.

     The following sections of this report describe the compensation program for executive officers in effect in 2002.

     Base Salary

     Base salaries for executive officers are reviewed and approved by the Bank’s Board of Directors based upon recommendations by the Committee. The Committee recommends salaries based upon a review of the range of salaries earned by executive officers within a representative peer group, although there is no predetermined point within such range at which the Committee targets salaries. In determining base salaries, the Committee does not establish performance thresholds or other measures that directly relate base salaries to operating performance.

     The base salary paid to Bancshares’ Chief Executive Officer, Robert F. Lowe, during 2002 reflects the base salary policies described above. Mr. Lowe’s 2002 salary was at the midpoint of the range of salaries paid to the chief executive officers of the Bank’s peer group. The Committee believes that Mr. Lowe’s 2002 base salary, which was a 4.5% increase over his 2001 base salary, is consistent with the salaries paid to executives of the Bank’s peer group. Mr. Lowe’s 2002 total compensation, which includes his base salary plus bonus and all other compensation, was a 31.6% increase from his 2001 total compensation.

     The base salaries paid to Bancshares’ other executive officers, Messrs. Sherron and Oliver, are recommended by Mr. Lowe to the Committee. The 2002 base salary paid to Mr. Sherron was at 88% of the midpoint of salaries paid to executive officers of the Bank’s peer group and is based on years of experience. Mr. Sherron’s base salary during 2002 reflects a 6.5% increase over his 2001 base salary. Mr. Sherron’s 2002 total compensation, which is his base salary plus bonus and all other compensation, was a 36.8% increase from his 2001 total compensation. During 2002, Mr. Oliver’s base salary was at 116% of the midpoint of salaries paid to executive officers of the Bank’s peer group and is based on years of experience. Mr. Oliver’s base salary during 2002 reflects a 4.9% increase over his 2001 base salary. Mr. Oliver’s 2002 total compensation, which is his base salary plus bonus and all other compensation, was an 8.6% increase from his 2001 total compensation. Furthermore, the Committee believes that the base salaries paid to Messrs. Sherron and Oliver give fair consideration to their individual contributions and are competitive with the Bank’s peer group.

     Incentive Compensation

     Incentive compensation awards for executive officers of Bancshares granted under the Incentive Plan are recommended by the Committee and approved by Bancshares’ Board of Directors based on each executive officer’s achievement of individual performance objectives. These objectives are tied to measurements of corporate objectives, such as return on average equity, return on average assets, asset growth, core deposit growth, efficiency ratio and delinquency and charge off percentages, and, in some instances, other objectives that are specific to the executive officer’s job function. The criteria for determining the maximum cash incentive award under the Incentive Plan is based on net income and reflects the Committee’s commitment to maintaining a strong incentive compensation plan that is directly related to maximizing long-term shareholder value.

     For performance during 2002, Bancshares awarded cash incentive compensation under the Incentive Plan totaling $805,612 to 65 officers, which amount includes an aggregate of $209,728 paid to Bancshares’ executive officers, consisting of, Mr. Lowe ($104,564), Mr. Sherron ($61,506) and Mr. Oliver ($43,658). In 2002, other participants in the Incentive Plan were key employees who, in the judgment of the Committee, made a substantial contribution to the success of Bancshares and its subsidiaries and who the Committee believes should participate in that success and be motivated to contribute to future successes. The incentive compensation awards granted to Messrs. Lowe and Sherron were based solely upon Bancshares’ performance as measured by the corporate objectives set forth above and represent a payment of 92.8% of their respective 2002 maximum cash incentive awards under the Incentive Plan. The incentive compensation award granted Mr. Oliver represents a payment of 96.9% of his 2002 maximum cash incentive award under the Incentive Plan and was based on similar corporate objectives and his management of the annual budget process, investor and analyst relations and compliance with regulations promulgated by the SEC and The Nasdaq Stock Market, Inc. In addition to the corporate objectives set forth above, Mr. Oliver met all other performance objectives established for him in 2002 that were specific to his job function.

     Stock Options

     The Committee awards stock options to executive officers as a long-term incentive to align the executives’ interests with those of other shareholders and to encourage significant stock ownership. Under the 1996 Plan, the Committee grants to selected key employees options to purchase Bancshares’ Common Stock at a price equal to the fair market value of Bancshares’ Common Stock on the date of grant. Employees under the 1996 Plan are those key employees who, in the judgment of the Committee, are in a position to materially affect the overall success of Bancshares and its subsidiaries by reason of the nature and extent of their duties.

     In 2002, pursuant to the 1996 Plan, the Committee granted options to purchase 82,500 shares of Bancshares’ Common Stock to employees of Bancshares and the Bank, including options for 10,000 shares granted to Mr. Lowe and 5,000 shares granted to each of Messrs. Oliver and Sherron. The Committee has not adopted any objective criteria that relate the level of options granted to the executive officers to performance of Bancshares or the individuals. In approving the grant to Mr. Lowe, the Committee considered numerous factors, including Bancshares’ operating performance, Mr. Lowe’s prior contributions and potential to contribute in the future and practices within the Bank’s peer group with respect to granting options, although none of these factors was individually determinative.

     The stock options granted under the 1996 Plan become exercisable in 20% installments on each of the first five anniversaries of the date of the grant. The option recipients, including Mr. Lowe, will receive value from these grants only to the extent that the price of Bancshares’ Common Stock exceeds the grant price.

     Matching Contributions

     The Bank Savings Plan is a voluntary defined contribution benefit plan designed to provide additional incentive and retirement security for eligible employees of the Bank. All Bank employees over the age of 21 are eligible to participate in the Bank Savings Plan. The executive officers of Bancshares participate in the Bank Savings Plan on the same basis as all other eligible employees of the Bank. Under the Bank Savings Plan, each eligible employee of the Bank may elect to contribute on a pre-tax basis to the Bank Savings Plan 2% to 25% of their compensation, subject to certain limitations that may lower the maximum contributions of more highly compensated participants.

     At the beginning of each year, the Bank determines the amount of its matching contributions to be made during the year. In 2002, the Bank’s matching contributions totaled $244,493, including $5,500 contributed for Mr. Lowe, $5,230 contributed for Mr. Sherron and $5,449 contributed for Mr. Oliver.

     Employment Continuity Agreements

     Bancshares has entered into Employment Continuity Agreements (the “Agreements”) with Messrs. Lowe, Sherron and Oliver, together with ten other key management employees. The Board believes that Bancshares, as a publicly held corporation, is subject to the possibility of a change in control and that such possibility may generate uncertainty on the part of the executive officers and other key management employees, which could result in their departure from Bancshares or their distraction from their operating responsibilities. Both the Committee and Bancshares’ Board of Directors recognize that outstanding and committed management is essential to advancing the best interests of Bancshares and its shareholders. The Board of Directors believes that the Agreements will give Bancshares’ executive officers and key management employees certain employment security, by reason of which the Board of Directors will secure their continued services in the performance of both regular duties and any extra duties required of them during periods of uncertainty. Mr. Lowe’s Agreement has a two-year rolling term and the other Agreements have a one-year rolling term. Additionally, each Agreement provides for severance benefits in the event of a change of control. Under these provisions, each of Mr. Lowe, Mr. Sherron, Mr. Oliver and Mr. Nicholas A. Daves would be entitled to an amount equal to three times his then current salary payable in thirty-six monthly installments. The remaining nine other key management employees would be entitled to an amount equal to their then current annual salary payable in twelve monthly installments.

     This report is submitted by the Stock Option and Compensation Committee of the Board of Directors of Bancshares.

STOCK OPTION AND COMPENSATION COMMITTEE:

Robert B. Smith, Jr., Chairman Michael S. Albert Burr W. Sullivan Lloyd G. Walter, Jr. Julius S. Young, Jr.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information regarding outstanding options and shares for future issuance under equity compensation plans as of December 31, 2002. Individual equity compensation arrangements are aggregated and included within this table. This table excludes any plan, contract or arrangement that provides for the issuance of options, warrants or other rights that are given to Bancshares’ shareholders on a pro rata basis and any employee benefit plan that is intended to meet the qualification requirements of Section 401(a) of the Internal Revenue Code. No compensation plan under which shares of Bancshares are authorized for issuance has been adopted without the approval of Bancshares’ shareholders.

	Number of Shares to
	be Issued Upon	Weighted-Average	Number of Shares
	Exercise of	Exercise Price of	Remaining Available
Plan Category	Outstanding Options	Outstanding Options	for Future Issuance

Equity Compensation Plans Approved by Shareholders	584,786	$15.1796	774,379

Equity Compensation Plans Not Approved by Shareholders	0	0	0

Total	584,786	$15.1796	774,379

AUDIT COMMITTEE REPORT

     The Audit Committee reviews Bancshares’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Bancshares’ independent auditors are responsible for expressing an opinion on the conformity of Bancshares’ audited financial statements to accounting principles generally accepted in the United States.

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with them their independence from Bancshares and its management. The Audit Committee has considered whether the provision of the services described under the caption “All Other Fees Paid to Independent Auditors” appearing below in this proxy statement is compatible with maintaining the principal accountant’s independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Bancshares’ Annual Report on SEC Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

This report is submitted by the Audit Committee.

AUDIT COMMITTEE:

     Prior to November 12, 2002, the Audit Committee members were as follows:

Burr W. Sullivan, Chairman Michael S. Albert, Vice Chairman Marvin D. Gentry Walter A. Hill, Sr. Robert B. Smith, Jr. Julius S. Young, Jr.

     Effective November 12, 2002, the Audit Committee members are as follows:

Michael S. Albert, Chairman Marvin D. Gentry Walter A. Hill, Sr. Robert B. Smith, Jr. Julius S. Young, Jr.

     Audit Fees Paid to Independent Auditors

     The aggregate fees billed for professional services rendered for the audit of Bancshares’ annual financial statements and quarterly review for the year ended December 31, 2002 was $54,745.

     Financial Systems Design and Implementation Fees

     No fees other than those described under the captions “Audit Fees Paid to Independent Auditors” and “All Other Fees Paid to Independent Auditors” were billed to Bancshares by its independent auditors for professional services in fiscal year 2002.

     All Other Fees Paid to Independent Auditors

     The aggregate fees billed by the principal accountant for services rendered to the Bank for the year ended December 31, 2002 for and including procedures relating to the Bank’s required FDICIA internal control examination, pension plan audit, Savings Plus Plan audit, Trust Department procedures and Federal Home Loan Bank procedures amounted to $85,084. All other amounts billed for services rendered to Bancshares and the Bank during the year ended December 31, 2002 amounted to $32,963 and consisted of procedures related to the Human Resources Department, assistance with financial statement preparation and miscellaneous compensation, accounting and taxation issues. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Turlington and Company, L.L.P.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers and directors of Bancshares and persons who beneficially own more than ten percent of the outstanding shares of Common Stock to file with the SEC reports disclosing their initial ownership of Common Stock, as well as subsequent reports disclosing changes in such ownership.

     To Bancshares’ knowledge, based solely on a review of copies of such reports furnished to Bancshares and written representations that no other reports were required during the year ended

December 31, 2002, the executive officers and directors of Bancshares complied with all Section 16(a) filing requirements during the year ended December 31, 2002, except Sue H. Hunter failed to timely file when she acquired 100 shares of Common Stock on August 14, 2002.

CERTAIN TRANSACTIONS

     Certain directors and officers of Bancshares and companies with which directors or officers are associated are customers of the Bank and as such may from time to time borrow from the Bank within prescribed limitations. Any such loans and commitments are made in the ordinary course of business, on terms no more favorable, including interest rates and collateral, than those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features. The indebtedness of all directors and officers as a group represented 17.3% of Bancshares’ shareholders’ equity at December 31, 2002.

PROPOSAL 2: INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of Bancshares has appointed the firm of Turlington and Company, L.L.P., for the purpose of auditing the financial statements of Bancshares and its subsidiaries for the fiscal year ended December 31, 2003, and shareholders are being asked to ratify this appointment. Turlington and Company, L.L.P., has been employed in this capacity by Bancshares since 1982. Fees charged by this firm are furnished at rates and upon terms that are customarily charged by other independent auditing firms. A representative of the firm will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Turlington and Company, L.L.P. as independent accountants and auditors.

SHAREHOLDER PROPOSALS

     Any shareholder proposal to be included in the proxy materials relating to the 2004 Annual Meeting must be received by the Secretary of Bancshares, One LSB Plaza, Lexington, North Carolina 27292, by November 20, 2003.

     In addition to any other applicable requirements, for business to be properly brought before the 2004 Annual Meeting by a shareholder, even if the proposal is not to be included in Bancshares’ proxy statement, pursuant to Bancshares’ Bylaws, the shareholder must give notice in writing to the Secretary of Bancshares not later than January 18, 2004. As to each matter, the notice must contain (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for addressing it at the Annual Meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the number of shares of Common Stock owned of record and beneficially by such shareholder, and (iv) any material interest of the shareholder in such business.

OTHER MATTERS

     The Board of Directors of Bancshares knows of no other matters intended to be presented for consideration at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

     A copy of Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the SEC, excluding exhibits, may be obtained by shareholders without charge by written request addressed to Monty J. Oliver, Secretary and Treasurer, One LSB Plaza, P.O. Box 867, Lexington, NC 27293-0867 or may be accessed on the Internet at www.lsbnc.com

Robert F. Lowe Chairman, President and Chief Executive Officer March 18, 2003

APPENDIX I

LSB BANCSHARES, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I. PURPOSE OF THE COMMITTEE

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

II. COMPOSITION OF THE COMMITTEE

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Corporate Governance Committee, if any, or a majority of the independent directors of the Board (as defined in NASD Rule 4200). Audit Committee members may be replaced by the Board.

III. MEETINGS OF THE COMMITTEE

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV. AUTHORITY AND RESPONSIBILITIES OF THE COMMITTEE

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in
Section10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit

Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in Management’s Discussion and Analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss with management any Current Reports on Form 8-K of the Company that involve the Company’s financial statements, significant financial reporting issues, or other matters normally within the purview of the Audit Committee.

5.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6.	Discuss with management the Company’s earnings press releases, including the use of’ “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

7.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

8.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

10.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 1O-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

11.	Review and evaluate the lead partner of the independent auditor team.

12.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

14.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15.	Discuss with the national office, if any, of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

16.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

17.	Review the appointment and replacement of the senior internal auditing executive.

18.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

19.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

20.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (Required Response to Audit Discoveries) has not been implicated.

21.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics, if any. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics, if any.

22.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

24.	Discuss with the Company’s outside legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

V. LIMITATION OF THE COMMITTEE’S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZLSC01

LSB BANCSHARES, INC.

ONE LSB PLAZA, LEXINGTON, NORTH CAROLINA 27292

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert B. Smith, Jr. and Burr W. Sullivan, and each of them, as proxies (and if the undersigned is a proxy, as substitute proxies), with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of LSB BANCSHARES, INC. held of record by the undersigned at the close of business on March 3, 2003 at the Annual Meeting of Shareholders to be held on April 16, 2003 at 10:00 a.m., at the headquarters of LSB Bancshares, Inc., and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees for Director and for Proposal 2.

If the shareholder is a participant in the Dividend Reinvestment and Stock Purchase Plan, the proxy card represents the number of shares in the dividend reinvestment account as well as shares owned of record directly by the shareholder.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the reverse. When shares are held by joint owners, both should sign. When signing as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

HAS YOUR ADDRESS CHANGED?

LSB BANCSHARES, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Voter Control Number
_____________________________________

_____________________________________

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
OR
1. Log on to the Internet and go to		1. Call toll-free
http://www.eproxyvote.com/lxbk		1-877-PRX-VOTE (1-877-779-8683)

2. Enter your Voter Control Number listed above and		2. Enter your Voter Control Number listed above
follow the easy steps outlined on the secured website		and follow the easy recorded instructions

If you vote over the Internet or by telephone,
please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZLSC01

☒	Please mark
votes as in
this example

The Board of Directors recommends a vote “FOR ALL NOMINEES”		LSB BANCSHARES, INC.

1. Election of Directors		The Board of Directors recommends a vote “FOR” Proposal 2.
(01) Sue H. Hunter	(03) Roberts E. Timberlake
(02) Robert F. Lowe	(04) Lloyd G. Walter, Jr.
(05) Julius S. Young, Jr.

	FOR WITHHOLD	FOR AGAINST ABSTAIN
	☐ ☐	2. Proposal to ratify the appointment of ☐ ☐ ☐
Turlington and Company, L.L.P., Certified
____________________________________		Public Accountants, for the year ending
☐ For all nominees except as written above		December 31, 2003.

3. In their discretion, the proxies are authorized to vote upon such other business and matters as may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change has been noted ☐
on the reverse side of this card.

Please be sure to sign and date this Proxy.

Signature: ________________________	Date: _____________	Signature: ________________________	Date: _____________